Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Pope & Talbot, Inc., et al.	Case Number: 07-11738 (CSS)
Debtors	Jointly Administered
Hon. Christopher S. Sontchi

U.S. Trustee Quarterly Fees

The following table provides disbursements information for Q4 2007 and the related U.S. Trustee Fee for each Debtor. Consolidated disbursements information is provided on the attached Schedule of Cash Receipts and Disbursements.

#	Debtor	Quarterly Disbursements	Quarterly Fees
1	Pope & Talbot, Inc.[1]	Maximum	$10,000.00
2	Penn Timer, Inc. [2]	None	250.00
3	Pope & Talbot Lumber Sales, Inc. [3]	None	250.00
4	Pope & Talbot Pulp Sales U.S., Inc.[3]	None	250.00
5	Pope & Talbot Relocation Services, Inc. [3]	None	250.00
6	Pope & Talbot Spearfish Limited Partnership	$1,749,743.48	5,000.00
7	P&T Power Company [3]	None	250.00
8	MacKenzie Pulp Land, Ltd.[3]	None	250.00
9	Pope & Talbot, Ltd. [1]	Maximum	10,000.00
10	P&T Factoring Limited Partnership [4]	None	250.00
11	P&T Finance One Limited Partnership [4]	None	250.00
12	P&T Finance Three LLC[3]	None	250.00
13	P&T Finance Two Limited Partnership [4]	None	250.00
14	P&T Funding Ltd. [4]	None	250.00
15	P&T LFP Investment Limited Partnership[3]	None	250.00

	Total		$28,000.00

Note:

[1]	Total disbursements for Pope & Talbot, Inc. and Pope & Talbot, Ltd for the period from November 19 through December 31, 2007 (the “Reporting Period”) exceeded $5 million.

[2]	The Debtor maintained a general disbursement account which was closed on August 31, 2007 due to lack of activity.

[3]	No bank accounts are maintained in this Debtor’s name and no disbursements made in Q4 2007.

[4]	The Debtor maintains a general disbursement account. No disbursement activities took place in Q4 2007.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Pope & Talbot, Inc., et al.	Case Number: 07-11738 (CSS)
Debtors	Jointly Administered
Hon. Christopher S. Sontchi

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Complete	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of Debtor’s bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements		X
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

MOR

I declare under penalty of perjury (28 U.S.C. Section 1746 ) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

/s/ R. Neil Stuart	2/28/08
Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual	Date

R. Neil Stuart
Printed Name of Authorized Individual	Date

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Pope & Talbot, Inc., et al.	Case Number: 07-11738 (CSS)
Debtors	Jointly Administered
Hon. Christopher S. Sontchi

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

(In USD)

Amounts reported should be per the Debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

	BANK ACCOUNT				CURRENT	CUMULATIVE
	OPER	PAYROLL	TAX	OTHER	ACTUAL	ACTUAL
CASH BEGINNING OF PERIOD	6,003,888.77	4,288,434.33	—	—	10,292,323.10	10,292,323.10
RECEIPTS[1]
ACCOUNTS RECEIVABLE	75,898,076.22	—	—	—	75,898,076.22	75,898,076.22
OTHER (GST REFUND AND INTEREST INCOME)	—	—	—	2,320,994.94	2,320,994.94	2,320,994.94
TRANSFERS (FROM DIP ACCTS)	—	—	—	—	—	—
TOTAL RECEIPTS	75,898,076.22	—	—	2,320,994.94	78,219,071.16	78,219,071.16
DISBURSEMENTS[1], [2]
NET PAYROLL	—	(9,680,605.05)	—	—	(9,680,605.05)	(9,680,605.05)
PAYROLL TAXES	—	(8,345,281.12)	—	—	(8,345,281.12)	(8,345,281.12)
PROPERTY & OTHER TAXES & LUMBER DUTIES	—	—	(1,594,413.03)	—	(1,594,413.03)	(1,594,413.03)
RAW MATERIAL & OPERATING SUPPLIES	(31,360,235.05)	—	—	—	(31,360,235.05)	(31,360,235.05)
UTILITIES / ENERGY	(8,466,860.48)	—	—	—	(8,466,860.48)	(8,466,860.48)
FREIGHT	(9,755,004.53)	—	—	—	(9,755,004.53)	(9,755,004.53)
MAINTENANCE MATERIAL & CONTRACT SERVICES	(3,704,224.61)	—	—	—	(3,704,224.61)	(3,704,224.61)
LEASE PAYMENT	(881,313.08)	—	—	—	(881,313.08)	(881,313.08)
INSURANCE	(452,041.84)	—	—	—	(452,041.84)	(452,041.84)
INTEREST & FINANCE COSTS ON REVOLVER	(468,714.11)	—	—	—	(468,714.11)	(468,714.11)
OTHER	(8,096,031.33)	—	—	—	(8,096,031.33)	(8,096,031.33)
PROFESSIONAL FEES	(181,890.79)	—	—	—	(181,890.79)	(181,890.79)
BANKRUPTCY RELATED DISBURSEMENTS [3]	(3,008,682.28)	—	—	—	(3,008,682.28)	(3,008,682.28)
TOTAL DISBURSEMENTS	(66,374,998.10)	(18,025,886.17)	(1,594,413.03)	—	(85,995,297.30)	(85,995,297.30)
NET CASH FLOW	9,523,078.12	(18,025,886.17)	(1,594,413.03)	2,320,994.94	(7,776,226.14)	(7,776,226.14)
(RECEIPTS LESS DISBURSEMENTS)
CASH - END OF PERIOD	15,526,966.89	(13,737,451.84)	(1,594,413.03)	2,320,994.94	2,516,096.96	2,516,096.96

THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS	(85,995,297.30)
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	—
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow account)	—
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	(85,995,297.30)

FORM MOR-1

Note:

[1]	Represent cash receipts and disbursements for the period from November 19 through December 31, 2007. Cash receipts and disbursements denominated in Canadian dollar were translated into U.S. dollar using the daily foreign exchange rate in the Debtors’ financial system.

[2]	The cash disbursements represent payments initiated by the Debtors, but do not include professional fees, interests and other expenses related to the revolving and term loans as these expenses are applied directly to the loans.

[3]	Includes bankruptcy related professional fees and certain other pre-petition disbursements authorized in accordance with the Debtors’ first day orders.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Pope & Talbot, Inc., et al.	Case Number: 07-11738 (CSS)
Debtors	Jointly Administered
Hon. Christopher S. Sontchi

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.

The Debtor’s bank reconciliation may be submitted for this page.

Tab		Balance as of 11/30/2007 [5]		Balance as of 12/31/2007 [1]
Ref	Cash Account Listing	Bank	GL	Bank	GL	Currency
A.	Pope & Talbot, Inc. for Wells Fargo Account 4100161074	2,333,407.97	3,763,366.29	1,072,511.37	1,073,176.48	US $
B.	Pope & Talbot, Inc. for Wells Fargo Account 412-1336200	3,272,605.87	3,097,280.27	1,226,078.45	4,201,490.64	US $
C.	Pope & Talbot, Inc. for Wells Fargo Account 9600 043847	—	18,785.80	—	123.59	US $
D.	Pope & Talbot, Inc. for Wells Fargo Account 9600 043851	—	(128,605.95)	—	(471,123.45)	US $
E.	Pope & Talbot, Inc. for Wells Fargo Account 4100 161090 [1]	—	—	—	—	US $
F.	Pope & Talbot, Inc. for Wells Fargo Account 410-0161082	—	(3,654.55)	—	(11,554.20)	US $
G.	Pope & Talbot Inc. for Black Rock Account 28569	1,885,131.19	1,885,131.19	1,892,488.12	1,892,488.12	US $
H.	Pope & Talbot Inc. for Toronto Dominion Account 9400 0902 0363948 [2]	—	—	—	—	CDN $
I.	Pope & Talbot Inc. for Toronto Dominion Account 9400 0902 7315545 [2]	—	—	—	—	US $
J.	Pope & Talbot Inc. for Toronto Dominion Account 9400 0902 5248495 [3]	—	—	—	—	CDN $
K.	Pope and Talbot Spearfish Limited Partnership for Wells Fargo Account 4121 183859	73,593.52	(861.85)	245,186.04	47,478.50	US $
L.	Pope & Talbot LTD for Toronto Dominion Canada Trust Account 9400 0902 0349619	178,596.65	96,457.89	434,197.83	337,638.58	CDN $
M.	Pope & Talbot LTD for Toronto Dominion Canada Trust Account 9400 0902 0349627	—	1,397,422.13	—	(1,756,612.69)	CDN $
N.	Pope & Talbot LTD for Toronto Dominion Canada Trust Account 9400 0902 0349724	37,277.91	(275,229.43)	1,689,732.62	1,375,278.17	CDN $
O.	Pope & Talbot LTD for Toronto Dominion Canada Trust Account 9400 0902 5217425	6,330.00	(9,494.42)	910.00	(9,225.47)	CDN $
P.	Pope & Talbot LTD for Toronto Dominion Canada Trust Account 9400 0902 5217433	73,465.00	73,109.12	78,240.00	77,959.10	CDN $
Q.	Pope & Talbot LTD for Toronto Dominion Canada Trust Account 9400 0902 5274968	168,116.72	168,160.64	168,589.31	168,634.04	CDN $
R.	Pope & Talbot LTD/ P&T Factoring Limited Partnership for Toronto Dominion Canada Trust Account 9400 0902 5277355	1,832,738.58	3,449,156.59	1,733,887.42	2,141,531.86	CDN $
S.	Pope & Talbot LTD/ P&T Factoring Limited Partnership for Toronto Dominion Canada Trust Account 7328159	2,333,997.21	950,521.07	2,696,279.00	(288,243.26)	US $
T.	Pope & Talbot LTD Pulp General for Toronto Dominion Canada Trust Account 9400 0902 7311078	98,790.65	97,935.65	1,915,816.14	1,914,961.14	US $
U.	P&T Funding LTD for Toronto Dominion Canada Trust Account 9400 0902 0362755 [2]	201.16	200.38	201.16	201.16	CDN $
V.	P&T Finance One Limited Partnership for Toronto Dominion Account 9400 0902 5241504 [2]	—	—	—	—	CDN $
W.	P&T Finance Two Limited Partnership for Toronto Dominion Account 9400 0902 5241512 [2]	—	—	—	—	CDN $
X.	P&T Factoring Limited Partnership for Toronto Dominion Canada Trust Account 9400 0902 5249092 [2]	74.97	74.97	74.97	74.97	CDN $
Y.	Penn Timber Inc. for Toronto Dominion Canada Trust Account 9400 0902 7323416 [4]	—	—	—	—	US $
Z.	Pope and Talbot Inc. Halsey CL02 Limited Partnership for Wells Fargo Account 410 0161116	603.04	727.93	583.04	583.04	US $
AA.	Pope & Talbot Key Business Saver Account 370159005047	315.38	315.38	315.46	315.46	US $
AB	Pope & Talbot CIBC Account 00 - 09105	3,828.35	16,000.09	3,103.02	15,916.02	CDN $

FORM MOR-1a

Note:

[1]	Inactive account.

[2]	Bank statements are received annually unless activity occurs.

[3]	Account closed in April 2007.

[4]	Account closed on 8/31/2007.

[5]	Bank statements and reconciliations are available upon request.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Pope & Talbot, Inc., et al.	Case Number: 07-11738 (CSS)
Debtors	Jointly Administered
Hon. Christopher S. Sontchi

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

PAYEE[1]	PERIOD COVERED	CHECK		AMOUNT PAID[6]			YEAR-TO-DATE
		NUMBER	DATE	FEES	EXPENSES	TOTAL	FEES	EXPENSES	TOTAL
FTI Consulting	11/19/2007 -12/31/2007	N/A	N/A	—	—	—	—	—	—
KPMG	11/19/2007 -12/31/2007	N/A	N/A	—	—	—	—	—	—
Kurtzman Carson Consultants	11/19/2007 -12/31/2007	N/A	N/A	—	—	—	—	—	—
Pachulski Stang Ziehl & Jones	11/19/2007 -12/31/2007	N/A	N/A	—	—	—	—	—	—
Rothschild	11/19/2007 -12/31/2007	N/A	N/A	—	—	—	—	—	—
Shearman & Sterling	11/19/2007 -12/31/2007	N/A	N/A	—	—	—	—	—	—
Stoel Rives	11/19/2007 -12/31/2007	N/A	N/A	—	—	—	—	—	—
Jefferies & Company, Inc.[2]	11/19/2007 -12/31/2007	N/A	N/A	—	—	—	—	—	—
Fried, Frank, Harris, Shriver & Jacobson LLP[3]	11/19/2007 -12/31/2007	N/A	N/A	—	—	—	—	—	—
Blank Rome LLP[4]	11/19/2007 -12/31/2007	N/A	N/A	—	—	—	—	—	—
Davies Ward & Philips & Vineberg LLP[5]	11/19/2007 -12/31/2007	N/A	N/A	—	—	—	—	—	—

Total				—	—	—	—	—	—

FORM MOR-1b

Note:

[1]	This schedule includes the professionals retained through U.S. Bankruptcy Court only.

[2]	Retained as financial advisor to Official Committee of Unsecured Creditors on February 26, 2008 nunc pro tunc to November 29, 2007.

[3]	Retained as counsel to Official Committee of Unsecured Creditors on February 27, 2008 nunc pro tunc to November 28, 2007.

[4]	Retained as co-counsel to Official Committee of Unsecured Creditors on February 27, 2008 nunc pro tunc to November 28, 2007.

[5]	Retained as the Canadian counsel to Official Committee of Unsecured Creditors on February 27, 2008 nunc pro tunc to November 28, 2007.

[6]	As of the date of this monthly operating report, no professional fees or expenses have been authorized or paid by the Debtors.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Pope & Talbot, Inc., et al.	Case Number: 07-11738 (CSS)
Debtors	Jointly Administered
Hon. Christopher S. Sontchi

STATEMENT OF OPERATIONS

(Unaudited)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognized revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

(USD $000’s)	10/29/2007- 11/30/2007	12/01/2007- 12/31/2007	Cumulative Filing to Date
Revenues
Pulp	$46,443	$50,552	$96,995
Wood Products	17,213	10,056	27,269

Total	63,656	60,608	124,264

Cost of sales
Pulp	46,702	50,292	96,994
Wood products	21,938	13,346	35,284
Loss on impairment of assets	—	188,516	188,516
Compensation related to timber take-back	(20)	—	(20)

Total	68,620	252,154	320,774

Selling, general and administrative
Pulp	740	696	1,436
Wood products	264	155	419
Corporate	1,619	2,030	3,649

Total	2,623	2,881	5,504

Operating income (loss)	(7,587)	(194,427)	(202,014)

Interest expense and amortization of debt costs	(4,616)	(5,607)	(10,223)
Interest income	17	14	31
Foreign exchange	(4,586)	2,039	(2,547)

Income (loss) before reorganization items & taxes	(16,772)	(197,981)	(214,753)

Reorganization items	(2,669)	(10,260)	(12,929)

Income (loss) before taxes	(19,441)	(208,241)	(227,682)

Income tax provision (benefit)	—	(8,714)	(8,714)

Net income (loss)	$(19,441)	$(199,527)	$(218,968)

FORM MOR-2

Note:

[1]	The Statement of Operations is prepared under the going concern basis of accounting and the results and manner of presentation may differ from the results and presentation if another basis of accounting, such as liquidation, were to be used.

[2]	The Statement of Operations as presented is consistent in manner and format with the Debtors’ internal statements used by Debtor management in evaluating the operations and are not in a format that may be required by generally accepted accounting principles.

[3]	The Debtors’ maintain consolidated books and records, and to provide Statement of Operations by Debtor would be unduly burdensome and time consuming.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Pope & Talbot, Inc., et al.	Case Number: 07-11738 (CSS)
Debtors	Jointly Administered
Hon. Christopher S. Sontchi

BALANCE SHEET

(unaudited)

The Balance Sheet is to be completed on an accrual basis only.

(USD $000’s)	30-Nov-07	31-Dec-07
ASSETS
Current assets
Cash & cash equivalents	$10,031	$8,892
Restricted cash	1,885	1,892
Accounts receivable	88,093	102,056
Inventories:
Raw materials	53,286	53,878
Finished products	38,764	29,301
Prepaid expenses and other	29,587	32,670
Assets held for sale	59,681	205,076

Total current assets	281,327	433,765

Properties
Plant and equipment	744,827	—
Accumulated depreciation	(425,445)	—
Net property, plant & equipment	319,382	—
Land and timber cutting rights	15,805	—

Total properties	335,187	—

Other assets
Deferred tax charge	5,839	—
Deferred debt issue costs	1,817	1,781
Deferred charges and other	6,035	6,815

Total other assets	13,691	8,596

Total Assets	$630,205	$442,361

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities Not Subject to Compromise:
Current liabilities
Current portion of long-term debt	$224,293	$246,803
Accounts payable	18,112	21,412
Accrued payroll and related taxes	13,806	14,048
Income taxes payable	—	1,159
Current portion reforestation	—	—
Other accrued liabilities	3,483	3,655

Total current liabilities	259,694	287,077

Long-term liabilities:
Deferred income tax liability, net	—	—
Pension and postretirement benefits	—	—
Reforestation	308	419
Other long-term liabilities	—	—

Total long-term liabilities	308	419

Liabilities Subject to Compromise	345,396	314,297
Stockholders’ equity (deficit)
Common stock	17,208	17,208
Additional paid-in capital	66,814	67,044
Retained earnings (deficit)	(57,314)	(256,841)
Common stock held in treasury, at cost	(12,160)	(12,319)
Accumulated other comprehensive income	10,259	25,476

Total stockholders’ equity (deficit)	24,807	(159,432)

Total Liabilities and Stockholder’s Equity (Deficit)	$630,205	$442,361

FORM MOR-3

Note:

[1]	The Balance Sheet is prepared under the going concern basis of accounting and the results and manner of presentation may differ from the presentation if another basis of accounting, such as liquidation, were to be used.

[2]	As of the end of the year, the Debtor’s had classified all of their Properties as held for sale. Pope & Talbot, Inc. and Pope & Talbot, Ltd. entered into asset purchase agreements (APA) with unaffiliated entities effective November 19, 2007 and January 8, 2008, which if consummated, would sell a significant portion of its Wood Products assets and substantially all of its Pulp assets, respectively. The Debtors are in the process of determining which liabilities will be assumed under the APAs, with these liabilities being reclassified as held for sale. This will likely reduce the amount of liabilities subject to compromise as of November 30, 2007 and December 31, 2007.

[3]	The Debtors’ maintain consolidated books and records, and to provide a Balance Sheet for each Debtor would be unduly burdensome and time consuming.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Pope & Talbot, Inc., et al.	Case Number: 07-11738 (CSS)
Debtors	Jointly Administered
Hon. Christopher S. Sontchi

STATUS OF POSTPETITION U.S. TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes[1].

Attach photocopies of any tax returns filed during the reporting period[1].

	Tax Liability	Amount Withheld or Accrued	Amount Paid	Tax Liability
FEDERAL	(US$)	(US$)	(US$)	(US$)
FICA-Employee	—	—	251,554.29	—
FICA-Employer	—	—	251,554.29	—
Federal Unemployment Tax [2]	—	1,765.79	—	1,765.79
Federal Income Tax Withholding	—	—	512,650.35	—
Other - Annual Reports & License Filing	—	—	10,681.88	—
Other - Franchise	—	—	26,400.00	—
Total Federal Taxes	—	1,765.79	1,052,840.81	1,765.79
State and Local
Sales & Use	—	—	15,034.86	—
Excise	—	—	—	—
State Unemployment Insurance [3]	—	3,615.15	—	3,615.15
Oregon Tri-Met Tax [2]	—	13,159.25	—	13,159.25
Oregon Second Injury Tax [2]	—	3,507.22	—	3,507.22
Oregon State Income Tax Withholding	—	—	183,534.45	—
Real & Personal Property [4]	—	107,120.66	—	107,120.66
State Income Tax Refund	—	—	(44,229.39)	—
Total State and Local	—	127,402.28	154,339.92	127,402.28

Total Taxes	—	129,168.07	1,207,180.73	129,168.07

FORM MOR-4

STATUS OF POSTPETITION CANADIAN TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes[1].

Attach photocopies of any tax returns filed during the reporting period[1].

	Tax Liability	Amount Withheld or Accrued	Amount Paid	Tax Liability
FEDERAL	(CDN$)	(CDN$)	(CDN$)	(CDN$)
Federal Income Withholding	—	—	2,910,934.03	—
Canadian Pension Plan-Employee	—	—	28,678.42	—
Canadian Pension Plan-Employer	—	—	28,663.00	—
Unemployment Insurance Compensation-Employee	—	—	9,747.16	—
Unemployment Insurance Compensation-Employer	—	—	11,884.93	—
Canada Federal Sales Tax (GST Refund)	—	—	(2,245,943.51)	—
Total Federal Taxes	—	—	743,964.03	—
State and Local
Sales & Use	—	—	177,222.28	—
Canada - Executive Employee Income Tax Payment	—	—	8,100.00	—
Real & Personal Property [5]	—	1,331,361.20	—	1,331,361.20
Other - Lumber Export Tax - Canada	—	—	1,406,468.43	—
Total State and Local	—	1,331,361.20	1,591,790.71	1,331,361.20

Total Taxes	—	1,331,361.20	2,335,754.74	1,331,361.20

FORM MOR-4

Note:

[1]	Copies of tax returns are voluminous and will be provided upon request.

[2]	Paid in full on January 31, 2008.

[3]	Includes SUI for State of Oregon, S. Dakota and Washington. Paid in full on January 31, January 25 and January 24, 2008 respectively.

[4]	Payments are due in February, May and November 2008.

[5]	Payment is due on July 2nd, 2008.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Pope & Talbot, Inc., et al.	Case Number: 07-11738 (CSS)
Debtors	Jointly Administered
Hon. Christopher S. Sontchi

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

Accounts Payable Aging (In USD)	Current	0-30	31-60	61-90	Over 90	Total
Total Accounts Payable as of 12/31/2007	$5,409,928.33	$4,784,741.27	$(1,105,031.66)	$74,394.46	$13,162.08	$9,177,194.48

Note:

[1]	Accounts payable aging analysis includes post-petition accounts payable only.

[2]	Invoice amounts denominated in Canadian dollar were translated into U.S. dollar using US$1.022544/CAN$ representing foreign exchange rate in the Debtors’ accounts payable system on December 31, 2007.

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Trade Receivable Aging (In USD)	0-30	31-60	61-90	Over 90	Total
Total Trade Receivable as of 12/31/2007	$79,634,391.78	12,842,809.98	897,679.83	376,433.62	$93,751,315.21

Note:

[1]	The accounts receivable aging analysis includes trade receivables only.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

FORM MOR-5